VIA EDGAR

December 20, 2018

Securities and Exchange Commission

100 F Street, N.E.

Washington, D.C. 20549

Aberdeen Investment Funds (the “Registrant”) – File Nos.: 033-47507 and 811-06652

Ladies and Gentlemen:

On behalf of the Registrant, please find attached for filing Post-Effective Amendment No. 78 to the Registrant’s Registration Statement under the Securities Act of 1933, as amended (the “1933 Act”) and Amendment No. 80 to the Registrant’s Registration Statement under the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Amendment”).

The Amendment is being filed pursuant to Rule 485(a) under the 1933 Act. The Amendment reflects certain changes, including, among others:

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Principal investment strategies. As part of its revised principal strategies, Aberdeen Select International Equity Fund (“Equity Fund I”) will focus on analyzing information that drives the market price of investments when companies face material changes. Aberdeen Select International Equity Fund II (“Equity Fund II”) will change its name to Aberdeen Global Equity Impact Fund and will also revise its investment strategy to seek to invest in securities of companies that aim to create positive measurable environmental and/or social impacts.

•	Benchmark: Equity Fund II will change its primary benchmark to better reflect its principal strategy.

•

Fees: Equity Fund I and Equity Fund II will reduce the investment management fees they will pay to their investment adviser, and the payment of certain sub-transfer agent fees have been authorized in combination with the implementation of expense limitation agreements.

On or about February 28, 2019, the Registrant will also file a post-effective amendment to update certain financial information and make certain other non-material changes, to coincide with the effective date of the Amendment.

Please call me at (215) 405-5757 with any questions or comments concerning this filing.

Sincerely

/s/ Jennifer Rogers
Jennifer Rogers